                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          VAN KAMPEN SERIES FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

September 10, 2003

                                IMPORTANT NOTICE

Dear Shareholder:

Thank you for the timely return of your proxy card for the recent shareholder meeting of Van Kampen Asian Equity Fund and Van Kampen Latin American Fund. The meeting was held on August 13, 2003 and has been adjourned for the second time to September 18, 2003 to allow for additional solicitation of votes.

As you are aware, the proxy material previously sent to you pertained to the reorganization of Van Kampen Asian Equity Fund and Van Kampen Latin American Fund into Van Kampen Emerging Markets Fund. Our records reflect your preference to abstain on the proposed reorganization of your Fund. We would like to take this opportunity to ask you to reconsider your position on this proposal after careful consideration of the information provided below.

The purpose of the proposed Reorganization is to permit the shareholders of Van Kampen Asian Equity and Van Kampen Latin American Fund to:

         (a) achieve certain economies of scale from the Van Kampen Emerging Markets Fund's larger net asset size and the potentially lower operating expenses associated therewith

         (b) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds

         (c) obtain potentially greater portfolio diversity and potentially lower portfolio transactions costs


Van Kampen Asian Equity Fund and Van Kampen Latin American Fund both seek long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Van Kampen Emerging Markets Fund also seeks long-term capital appreciation but does so by investing in equity securities with a broader geographic scope. Investment policies, practices and restrictions are similar for all three funds. Further, all three funds are managed by members of the same portfolio management team.

This issue is of utmost importance to your Fund. Your vote is important and your participation in the affairs of your Fund does make a difference. If you decide to change your vote, you can do so by marking your vote on the enclosed proxy card and returning in the enclosed envelope. As a matter of convenience, you may cast your vote by telephone or Internet. Please see the enclosed proxy card for instructions to vote by telephone or Internet.

IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS REQUIRED ON YOUR PART AND YOUR VOTE WILL REMAIN UNCHANGED FROM WHAT YOU REQUESTED ON YOUR PERVIOUS BALLOT.

We appreciate your time and careful consideration of this matter.

Sincerely,


Van Kampen Asian Equity Fund
Van Kampen Latin American Fund

September 10, 2003

                                IMPORTANT NOTICE

Dear Shareholder:

Thank you for the timely return of your proxy card for the recent shareholder meeting of Van Kampen Asian Equity Fund and Van Kampen Latin American Fund. The meeting was held on August 13, 2003 and has been adjourned for the second time to September 18, 2003 to allow for additional solicitation of votes.

As you are aware, the proxy material previously sent to you pertained to the reorganization of Van Kampen Asian Equity Fund and Van Kampen Latin American Fund into Van Kampen Emerging Markets Fund. Our records reflect your preference to vote against the proposed reorganization of your Fund. We would like to take this opportunity to ask you to reconsider your position on this proposal after careful consideration of the information provided below.

The purpose of the proposed Reorganization is to permit the shareholders of Van Kampen Asian Equity and Van Kampen Latin American Fund to:

         (b) achieve certain economies of scale from the Van Kampen Emerging Markets Fund's larger net asset size and the potentially lower operating expenses associated therewith

         (b) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds

         (c) obtain potentially greater portfolio diversity and potentially lower portfolio transactions costs


Van Kampen Asian Equity Fund and Van Kampen Latin American Fund both seek long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Van Kampen Emerging Markets Fund also seeks long-term capital appreciation but does so by investing in equity securities with a broader geographic scope. Investment policies, practices and restrictions are similar for all three funds. Further, all three funds are managed by members of the same portfolio management team.

This issue is of utmost importance to your Fund. Your vote is important and your participation in the affairs of your Fund does make a difference. If you decide to change your vote, you can do so by marking your vote on the enclosed proxy card and returning in the enclosed envelope. As a matter of convenience, you may cast your vote by telephone or Internet. Please see the enclosed proxy card for instructions to vote by telephone or Internet.

IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS REQUIRED ON YOUR PART AND YOUR VOTE WILL REMAIN UNCHANGED FROM WHAT YOU REQUESTED ON YOUR PERVIOUS BALLOT.

We appreciate your time and careful consideration of this matter.

Sincerely,


Van Kampen Asian Equity Fund
Van Kampen Latin American Fund

                            KING MUTUAL FUND SERVICES
                                TELEPHONE SCRIPT


                          VAN KAMPEN ASIAN EQUITY FUND




INTRODUCTION

Hello, Mr./Mrs. (Shareholder). I am calling with regard to your investment in the VAN KAMPEN ASIAN EQUITY FUND. My name is ________________ and I'm a proxy representative with D.F. King & Co. calling at the request of VAN KAMPEN FUNDS. We're currently contacting shareholders of the Fund to assist in getting the necessary proxy votes for the shareholder meeting scheduled for SEPTEMBER 18, 2003. We understand that you previously voted against the Reorganization of your Fund into the Van Kampen Emerging Markets Fund. We would like to take this opportunity to ask you to reconsider your position on this proposal. May we discuss the proxy with you now?

         [If yes, please review proxy materials with shareholder and encourage a vote for management.]

Are you familiar with the proposal?  Do you have any questions?

         [Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.]

If you wish to vote in favor of the proposal, I can record your vote over the telephone right now. Okay?

         [If shareholder does not want to give a verbal vote, please encourage them to respond to the proxy card they are going to receive in the mail on Monday. They can vote via internet or touchtone.]

Here is how we will proceed. I will record this phone call. I will ask you for your name, your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of the VAN KAMPEN ASIAN EQUITY FUND. Today's date is __________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these VAN KAMPEN ASIAN EQUITY FUND shares?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

         [Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.]

Have you received the proxy materials?


ACTUAL VOTING

Your Board Members are asking you to consider a proposal which they have studied carefully. They recommend that you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by your Board?

         If you are required to read the proposal individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

                                    F = For proposal.
                                    A = Against proposal.
                                    B = Abstain.


CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                            KING MUTUAL FUND SERVICES
                                TELEPHONE SCRIPT


                         VAN KAMPEN LATIN AMERICAN FUND




INTRODUCTION

Hello, Mr./Mrs. (Shareholder). I am calling with regard to your investment in the VAN KAMPEN LATIN AMERICAN FUND. My name is ________________ and I'm a proxy representative with D.F. King & Co. calling at the request of VAN KAMPEN FUNDS. We're currently contacting shareholders of the Funds to assist in getting the necessary proxy votes for the shareholder meetings scheduled for SEPTEMBER 18, 2003. We understand that you previously voted against the Reorganization of your Fund into the Van Kampen Emerging Markets Fund. We would like to take this opportunity to ask you to reconsider your position on this proposal. May we discuss the proxy with you now?

         [If yes, please review proxy materials with shareholder and encourage a vote for management.]

Are you familiar with the proposal?  Do you have any questions?

         [Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.]

If you wish to vote in favor of the proposal, I can record your vote over the telephone right now. Okay?

         [If shareholder does not want to give a verbal vote, please encourage them to respond to the proxy card they are going to receive in the mail on Monday. They can vote via internet or touchtone.]

Here is how we will proceed. I will record this phone call. I will ask you for your name, your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of the VAN KAMPEN LATIN AMERICAN FUND. Today's date is __________ and the time is
__________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these VAN KAMPEN LATIN AMERICAN FUND shares?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

         [Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.]

Have you received the proxy materials?


ACTUAL VOTING

Your Board Members are asking you to consider a proposal which they have studied carefully. They recommend that you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by your Board?

         If you are required to read the proposal individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

                                    F = For proposal.
                                    A = Against proposal.
                                    B = Abstain.


CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.